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                                                                  Exhibit 10.110

                      AMENDMENT TO THE TERM LOAN AGREEMENT

     AMENDMENT TO THE TERM LOAN AGREEMENT (this "Amendment"), dated as of April 24, 2002, by and between ARV ASSISTED LIVING, INC., a Delaware corporation (the "Borrower") and LFSRI II ASSISTED LIVING LLC, a Delaware limited liability company (the "Lender").

W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into that certain Term Loan Agreement, dated as of April 24, 2000, between the Borrower and the Lender (the "Original Loan Agreement") pursuant to which the Lender advanced $10,000,000 (the "Term Loan") to the Borrower as evidenced by that certain Term Note, dated as of April 24, 2000 (the "Note");

     WHEREAS, under the terms of the Original Loan Agreement, the Initial Maturity Date (as defined in the Original Loan Agreement) of the Term Loan and the Note is April 24, 2002;

     WHEREAS, the Original Loan Agreement provides for, among other things, the Borrower's right, subject to certain conditions set forth therein, to extend the Maturity Date of the Note to April 24, 2003 and pursuant to a letter dated February 12, 2002, the Borrower has notified the Lender that the Borrower intends to extend such Maturity Date;

     WHEREAS, the Borrower and Prometheus Assisted Living LLC, a Delaware limited liability company and an affiliate of the Lender ("Prometheus"), entered into that certain Amended and Restated Promissory Note (the "Prometheus Note"), dated as of December 27, 2001, in the principal amount of $1,500,000;

     WHEREAS, the Borrower desires to pay to Prometheus all amounts outstanding under the Prometheus Note;

     WHEREAS, the Borrower has requested the Lender to (i) increase the amounts available to be borrowed under the Original Loan Agreement from $10,000,000 to $11,500,000, (ii) make an additional term loan in the amount of $1,500,000 under the Original Loan Agreement (as amended by this Amendment) and (iii) extend the Maturity Date to July 1, 2004;

     WHEREAS, the Note shall be replaced and the indebtedness evidenced thereunder, together with any additional indebtedness to be incurred by the Borrower under the terms of this Amendment, shall be evidenced by an amended term note, dated as of the date of this Amendment, made by the Borrower in favor of the Lender in the aggregate principal amount of $11,500,000 (the "Amended Note"); and

     WHEREAS, the Lender is willing to amend the Original Loan Agreement and the Note upon the terms and conditions set forth herein and in the Amended Note.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the parties hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to such terms as set forth in the Original Loan Agreement.

     Section 2. Amendments to the Original Loan Agreement. The Original Loan Agreement is hereby amended as follows:

          A. Definitions. The following definitions set forth in Section 1.1 of the Original Loan Agreement are hereby amended and restated in their entirety as follows:

             "Amendment" means the Amendment to the Term Loan Agreement, dated as of April 24, 2002, by and between the Borrower and the Lender.

             "Applicable Margin" means 9.54% per annum.

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             "Commitment" means the Commitment of the Lender to make Term
Loans to the Borrower in the aggregate principal amount not to exceed
$11,500,000.

             "Maturity Date" means July 1, 2004.

             "Maturity Date Extension Fee" means an amount equal to $250,000.

             "Note" means the amended term note, dated as of April 24, 2002, made by the Borrower in favor of the Lender in the principal amount of $11,500,000.

             "Original Loan Agreement" means that certain Term Loan Agreement, dated as of April 24, 2000, between the Borrower and the Lender.

             "Payment Date" shall have the meaning set forth in Section 2.3.

             "Prometheus Note" means that certain amended and restated promissory note, dated as of December 27, 2001, issued by the Borrower for the benefit of Prometheus Assisted Living LLC in the principal amount of $1,500,000.

          B. Term Loan. Section 2.1 of the Original Loan Agreement is hereby amended and restated in its entirety as follows:

             "Section 2.1. The Term Loans. On the terms and subject to the conditions contained in the Original Loan Agreement, the Lender loaned $10,000,000 to the Borrower (the "Term Loan"). On the terms and subject to the conditions set forth in the Amendment, on the date of the Amendment, the Lender shall make available to the Borrower an additional term loan in the amount of $1,500,000 for the sole purpose of the repayment of the Prometheus Note by the Borrower. Such additional term loan shall be a "Term Loan" for purposes of this Agreement. The Lender shall not have any obligation to make available any additional funds to the Borrower pursuant to this Agreement."

          C. Repayment of Term Loan. Section 2.3 of the Original Loan Agreement is hereby amended and restated in its entirety as follows:

             "Section 2.3. Repayment of Term Loans. The Borrower shall repay the outstanding principal amount of the Term Loans, together with accrued and unpaid interest to the date of such payment on the principal amount paid, on the dates (each a "Payment Date") and in the amounts as follows:

               July 1, 2002 .............................    $1,500,000
               July 1, 2003 .............................    $1,500,000
               July 1, 2004 .............................    $8,500,000

     Any amounts outstanding under the Note (including, but not limited to, principal, interest, fees and expenses) shall be fully due and payable on the Maturity Date."

          D. Optional Prepayments. Section 2.5 of the Original Loan Agreement is hereby amended and restated in its entirety as follows:

             "Section 2.5. Optional Prepayments. (a) The Borrower may at any time, upon at least ten Business Days' prior notice to the Lender stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Term Loans, in whole or part, together with accrued and unpaid interest to the date of such prepayment on the principal amount prepaid, without any premium or penalty (other than amounts owing pursuant to Section 2.11(b)). Any prepayment of the principal amount shall be applied against and reduce the principal amount in the order of maturity commencing on the earliest Payment Date following the date of such repayment. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid shall become irrevocably due and payable on the date specified for such prepayment.

             (b) Amounts of any Term Loan prepaid, may not be reborrowed."


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          E. Costs and Expenses. "Fried, Frank, Harris, Shriver & Jacobson"
shall be inserted following the words "Lender's counsel," in the parenthetical to the first sentence of Section 9.3 of the Original Loan Agreement.

          F. Notices, Etc. The addresses set forth for the provision of notice to Lender in paragraph (b) of Section 9.6 of the Original Loan Agreement are hereby amended and restated in their entirety as follows:

             "if to the Lender:
             LFSRI II Assisted Living LLC
             c/o Lazard Freres Real Estate Investors L.L.C.
             30 Rockefeller Plaza
             New York, NY 10020
             Attention: Chief Financial Officer and General Counsel Telecopy no: (212) 332-5641 and (212) 332-1793

             with a copy to:
             Fried, Frank, Harris, Shriver & Jacobson
             One New York Plaza
             New York, NY  10004
             Attention: Lee S. Parks, Esq.
             Telecopy no: (212) 859-4000"

          G. Entire Agreement. The words "the Amendment and the Amended Term Note" shall be inserted following the words "This Agreement" in the first sentence of Section 9.14 of the Original Loan Agreement.

          H. Form of Note. Exhibit A of the Original Loan Agreement is hereby amended and replaced in its entirety by replacing such exhibit with the Form of Amended Term Note attached hereto as Annex A.

          I. Interpretation. The following is hereby inserted as Section 9.16 of the Original Loan Agreement:

             "Section 9.16. Interpretation. For avoidance of doubt, all references to "the date hereof" or "the Closing Date" in the Agreement refer to April 24, 2000, the closing date of the original loan transaction."

          J. Deletions. Sections 2.2, 2.7 and 2.9 of the Original Loan Agreement are hereby deleted in their entirety, the words "intentionally omitted" shall be inserted in their place and the numbering of the remaining sections of the Agreement shall not be changed.

     Section 3. Representations and Warranties of Borrower. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender that, on and as of the date of this Amendment (a) the representations and warranties set forth in Article IV of the Original Loan Agreement are true and correct in all material respects on and as of the date of this Amendment and with the same effect as though made on and as of such date, (b) no Default or Event of Default has occurred and is continuing, (c) the transactions contemplated herein do not and will not violate any Requirement of Law with respect to the Borrower, its Subsidiaries or the Lender and are not enjoined, temporarily, preliminarily or permanently and (d) there has not been a Material Adverse Change since


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December 31, 2001 and there have been no events or developments that in the aggregate have had a Material Adverse Effect.

     Section 4. Cancellation of the Notes; Issuance of Amended Note. On the date of this Amendment, the Note and the Prometheus Note shall be cancelled and Borrower shall issue to the Lender the Amended Note.

     Section 5. Payment of Maturity Date Extension Fee. On the date of this Amendment, the Borrower shall deliver an amount equal to the Maturity Date Extension Fee in immediately available funds to the Lender.

     Section 6. Officer's Certificate. On the date of this Amendment, the Borrower shall deliver a certificate executed on its behalf by one of its duly authorized officers certifying that the representations and warranties set forth in Section 3 hereof are true and correct as of the date of this Amendment.

     Section 7. Conditions to Funding and Effectiveness of Amendment. This Amendment shall not be effective and the Lender shall not be obligated to extend any amounts pursuant hereto unless (i) the representations and warranties set forth in Section 3 hereof are true and correct as of the date of this Amendment,
(ii) the Borrower has issued the Amended Note to the Lender, (iii) the Borrower has paid the Maturity Date Extension Fee to the Lender in accordance with
Section 5 hereof, and (iv) the Lender has received an officer's certificate in accordance with Section 6 hereof. Notwithstanding anything to the contrary contained in Section 3.2 of the Original Loan Agreement, other than the conditions set forth in this Section 7, there are no conditions precedent to the making of the Term Loan in the amount of $1,500,000 pursuant to this Amendment.

     Section 8. Repayment of Prometheus Note. Immediately following the completion of the transactions contemplated herein, the Borrower shall repay to Prometheus all amounts owing under the Prometheus Note, including, but not limited to, accrued and unpaid interest to the date of such repayment, in accordance with the terms of the Prometheus Note.

     Section 9. Original Loan Agreement in Full Force and Effect. Except as expressly provided herein or in the Amended Note, the Original Loan Agreement and all other documents relating thereto shall remain in full force and effect and are hereby confirmed and ratified in all respects.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                ARV ASSISTED LIVING, INC.

                                By:   /s/ ABDO KHOURY
                                      ------------------------------------------
                                      Name:  Abdo Khoury
                                      Title: President & Chief Financial Officer


                                LFSRI II ASSISTED LIVING LLC

                                By:   LF Strategic Realty Investors II L.P.
                                      Its Managing Member


                                By: Lazard Freres Real Estate Investors L.L.C. Its General Partner


                                By:   __________________________________________
                                      Name:
                                      Title:


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